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                                                                   EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 (No. 333-26105) of our report dated March 1, 1996, included in the Form 10-K/A of Quarterdeck Corporation dated August 14, 1997.

                                        ARTHUR ANDERSEN LLP

St. Louis, Missouri
  August 14, 1997